WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:

                                January 20, 2004


                             Avatech Solutions, Inc.
                         -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                         -----------------------------
                 (State or Other Jurisdiction of Incorporation)


                 001-31265                          84-1035353
                 ---------------------------------------------
         (Commission File Number)          IRS Employer Identification No.

          11400 Cronridge Drive, Suite A, Owings Mills, Maryland 21117
                 ---------------------------------------------
          Address of Principal Executive Offices               (Zip Code)


                                 (410) 581-8080
                         -----------------------------
                         (Registrant's telephone number)

Item 5.  Other Events

          Reference is made to the press release issued by the Registrant on January 20, 2004, the text of which is attached hereto as Exhibit 99.1, for a description of the event reported pursuant to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         -----------------------------
(c) Exhibits: The following exhibits are filed as part of this Current Report:

         99.1     Press Release dated January 20, 2004.

                                   SIGNATURES
                         -----------------------------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 21, 2004                     Avatech Solutions, Inc.



                                            By:    /s/ Beth O. MacLaughlin
                                               ---------------------------------
                                               Beth O. MacLaughlin
                                               Chief Financial Officer and
                                               Principal Accounting Officer

                                                                    Exhibit 99.1

                                Avatech Solutions, Inc. - Corporate Headquarters
                                                         11400-A Cronridge Drive
                                                          Owings Mills, MD 21117
                                                             phone: 410-902-6900
                                                               fax: 410-902-8324
                                                        www.avatechsolutions.com


FOR IMMEDIATE RELEASE

                  Avatech Solutions Closes Private Placement of
                Series D Convertible Preferred Stock And Warrants

BALTIMORE,  MARYLAND  - January  20,  2004 -  Avatech  Solutions,  Inc.  (OTCBB:
AVSO.OB), the recognized leader in design and engineering technology for the manufacturing, building design and engineering markets, announced it has closed a private placement of stock purchase warrants and Series D Convertible Preferred stock. Avatech raised a total of $778,522 in the sale of 1,297,537 shares of preferred stock and warrants to purchase 1,730,049 shares of the company's common stock. 16 investors participated in the offering, including the company's Chairman of the Board, W. James Hindman, and Capstone Ventures SBIC L.P., an affiliate of Board member Eugene Fischer. Proceeds of the offering will be used for working capital and to fund the company's expansion strategy.

"We are extremely pleased by the response to this preferred stock offering," said Avatech CEO, Scotty Walsh. "It is a reflection of renewed confidence by these investors in the execution of our strategic business plan and our return to profitability."

About Avatech  Solutions

Avatech Solutions, Inc. (OTCBB: AVSO.OB) is the recognized leader in design and engineering technology with unparalleled expertise in CAD software, data management and process optimization for the manufacturing, engineering, building design and facilities management industries. Headquartered in Owings Mills, Maryland, the company specializes in software integration, standards development and deployment, education and technical support. Avatech is one the largest integrators of Autodesk software worldwide and a leading provider of SMARTEAM PLM solutions. The company serves 18,000 clients worldwide including the industry leaders from Fortune 500 and Engineering News Record's Top 100 companies. Visit http://www.avatechsolutions.com for more information.


This press release contains forward-looking statements about the expectations, beliefs, plans, intentions and strategies of Avatech Solutions, Inc. There are a number of important factors that could cause actual results to differ materially from those anticipated by any forward-looking information. A description of risks and uncertainties attendant to Avatech and its industry, and other factors that could affect Avatech's financial results, are included in

Avatech Solutions' Closes Series D Preferred Stock Offering/ Page 2

Avatech's Securities and Exchange Commission filings, including, but not limited to, the annual report on Form 10-K for the year ended June 30, 2003, the Proxy Statement filed on October 10, 2003 in connection with Avatech's 2003 annual shareholder meeting, the quarterly report on Form 10-Q for the quarter ended September 30, 2003, and the current report on Form 8-K filed with the Securities and Exchange Commission on November 17, 2003. Investors and shareholders may obtain a free copy of the documents filed by Avatech Solutions, Inc. with the Commission at the Commission's web site at www.sec.gov. The documents also may be obtained for free by directing a request to Melody Craigmyle, Director of Corporate Communications at 410-581-8080 or email MCraigmyle@avatechsolutions.com.


All brand names, product names, or trademarks belong to their respective holders.

                                      ###

Media Contacts:
Melody Craigmyle
Avatech Solutions, Inc.
Phone +1 (410) 581 8080
Fax +1 (410) 581 8088
mcraigmyle@avatechsolutions.com